UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report - January 26, 2006

Commission File Number: 0-23863

PEOPLES FINANCIAL SERVICES CORP.
(Exact name of registrant as specified in its charter)

PENNSYLVANIA	23-2391852
(State of incorporation)	(IRS Employer Identification No.)

50 MAIN STREET, HALLSTEAD, PA	18822
(Address of principal executive offices)	(Zip code)

(570) 879-2175
(Registrant’s telephone number including area code)

Item 9.01 (c)	Financial Statements and Exhibits
99: Press Release of Peoples Financial Services Corp., dated January 26, 2006, regarding Fourth Quarter 2005 Earnings

EXHIBIT INDEX

Exhibit		Page Number in Manually Signed Original
99	Press Release of Peoples Financial Services Corp., dated January 26, 2006, regarding Forth Quarter 2005 Earnings	4

 SIGNATURES

 Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PEOPLES FINANCIAL SERVICES, CORP.

	/s/	Debra E. Dissinger

Dated: January 26, 2006		By: Debra E. Dissinger
Executive Vice President

	/s/	Frederick J. Malloy

Dated: January 26, 2006		By: Frederick J. Malloy
Asst. Vice President/Controller

	/s/	John W. Ord

Dated: January 26, 2006		By: John W. Ord
President/ CEO/Chairman

	/s/	Joseph M. Ferretti

Dated: January 26, 2006		By: Joseph M. Ferretti
Vice President/Chief Credit Officer